Exhibit 99.2

Genworth Financial

PRELIMINARY STATISTICAL SUPPLEMENT – U.S. MORTGAGE INSURANCE

JUNE 30, 2011

GENWORTH FINANCIAL, INC.

PRELIMINARY STATISTICAL SUPPLEMENT—U.S. MORTGAGE INSURANCE

SECOND QUARTER 2011

Note:

As the company has not completed its quarterly financial close process and its analysis of the second quarter of 2011, the results presented in this statistical supplement are estimated and preliminary and, therefore, may change.

Selected Operating Performance Measures

This preliminary statistical supplement contains selected operating performance measures including “insurance in-force” or “risk in-force” which are commonly used in the insurance and investment industries as measures of operating performance.

Management regularly monitors and reports insurance in-force and risk in-force for the U.S. mortgage insurance business. Insurance in-force is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. Risk in-force is the obligation that is limited under contractual terms to the amounts less than 100% of the mortgage loan value. The company considers insurance in-force and risk in-force to be a measure of the company’s operating performance because they represent a measure of the size of the business at a specific date which will generate revenues and profits in a future period, rather than a measure of the company’s revenues or profitability during that period.

This preliminary statistical supplement also includes information related to loss mitigation activities for the U.S. mortgage insurance business. The company defines loss mitigation activities as rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled presales, claims curtailment and other loan workouts and claim mitigation actions. Estimated savings related to rescissions are the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings related to loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. For non-cure related actions, including presales, the estimated savings represent the difference between the full claim obligation and the actual amount paid. The company believes that this information helps to enhance the understanding of the operating performance of the U.S. mortgage insurance business as they specifically impact current and future loss reserves and level of claim payments.

These operating measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

PRELIMINARY STATISTICAL SUPPLEMENT—U.S. MORTGAGE INSURANCE

SECOND QUARTER 2011

Other Metrics

(dollar amounts in millions)

	2011			2010
	2Q	1Q	Total	4Q	3Q	2Q	1Q		Total
New Insurance Written (NIW)	$1,900	$2,400	$4,300	$3,200	$2,700	$2,200	$1,700		$9,800
Net Premiums Written	$145	$142	$287	$151	$148	$152	$142		$593
New Risk Written
Flow	$461	$439	$900	$565	$552	$480	$335		$1,932
Bulk	—	27	27	36	16	5	8		65

Total Primary	461	466	927	601	568	485	343		1,997
Pool	—	—	—	—	—	—	—		—

Total New Risk Written	$461	$466	$927	$601	$568	$485	$343		$1,997

Primary Insurance In-Force	$120,900	$123,300		$125,900	$129,100	$131,900	$134,800

Risk In-Force
Flow	$27,489	$27,984		$28,498	$29,199	$29,836	$30,206
Bulk	540	559		539	519	509	523

Total Primary	28,029	28,543		29,037	29,718	30,345	30,729
Pool	278	288		297	308	314	322

Total Risk In-Force	$28,307	$28,831		$29,334	$30,026	$30,659	$31,051

GAAP Basis Expense Ratio(1)	27%	27%	27%	28%	22%	25%	26%		25%
Adjusted Expense Ratio(2)	27%	27%	27%	28%	23%	25%	26%		25%
Flow Persistency	86%	86%		82%	84%	88%	86%
Gross Written Premiums Ceded To Captives/Total Direct Written Premiums	15%	17%		18%	19%	18%	20%
Risk To Capital Ratio(3)	N/A	25.0:1		21.9:1	17.8:1	15.1:1	14.9:1

Average Primary Loan Size (in thousands)	$162	$162		$161	$161	$161	$160
Primary Risk In-Force Subject To Captives	38%	41%		43%	45%	47%	48%
Primary Risk In-Force That Is GSE Conforming	96%	96%		96%	96%	96%	96%

Beginning Number of Primary Delinquencies	89,018	95,395	95,395	98,613	101,759	107,104	122,279		122,279
New delinquencies	21,272	23,866	45,138	25,771	27,180	26,034	31,126		110,111
Delinquency cures	(17,908)	(23,908)	(41,816)	(21,199)	(22,923)	(25,868)	(41,272	)(4)	(111,262)
Paid claims	(4,918)	(6,335)	(11,253)	(7,790)	(7,403)	(5,511)	(5,029)		(25,733)

Ending Number of Primary Delinquencies	87,464	89,018	87,464	95,395	98,613	101,759	107,104		95,395

Primary Delinquencies by Payment Status
3 payments or less in default	21,125	20,920		25,131	26,292	26,374	28,646
4 – 11 payments in default	26,969	31,070		34,639	37,180	42,993	49,663
12 payments or more in default	39,370	37,028		35,625	35,141	32,392	28,795

Primary Delinquencies	87,464	89,018		95,395	98,613	101,759	107,104

The expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals and amortization of deferred acquisition costs (DAC) and intangibles.

(2)

The ratio of an insurer’s general expenses to net written premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals and amortization of DAC and intangibles.

(3)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The risk to capital ratio for the U.S. mortgage insurance business is not available for the current period due to the timing of the statutory statement filings.

(4)

In the first quarter of 2010, the company reached a settlement with a GSE counterparty regarding certain bulk Alt-A business. Delinquency cures included approximately 10,100 cures related to this settlement.

GENWORTH FINANCIAL, INC.

PRELIMINARY STATISTICAL SUPPLEMENT—U.S. MORTGAGE INSURANCE

SECOND QUARTER 2011

Loss Metrics

(dollar amounts in millions)

	2011			2010
	2Q	1Q	Total	4Q	3Q	2Q		1Q		Total
Net Paid Claims
Flow	$199	$249	$448	$263	$224	$187		$219		$893
Bulk	3	3	6	4	19	48		209		280

Total Primary	202	252	454	267	243	235		428		1,173
Pool	1	1	2	1	—	1		—		2

Total Net Paid Claims	$203	$253	$456	$268	$243	$236	(6)	$428	(8)	$1,175

Average Paid Claim (in thousands)	$40.8	$39.7		$34.2	$32.8	$42.6	(7)	$84.7	(9)
Average Direct Net Paid Claim (in thousands)(1)	$49.7	$50.8		$51.1	$51.2	$49.3		$49.6
Number of Primary Delinquencies
Flow	84,442	85,758		92,225	95,567	98,771		102,389
Bulk loans with established reserve	1,569	1,814		1,713	1,607	1,510		2,155
Bulk loans with no reserve(2)	1,453	1,446		1,457	1,439	1,478		2,560
Average Reserve Per Delinquency (in thousands)
Flow	$29.2	$25.4		$24.3	$20.4	$19.5		$19.2
Bulk loans with established reserve	23.7	19.9		20.6	15.7	12.8		21.7
Bulk loans with no reserve(2)	—	—		—	—	—		—

Beginning Reserves	$2,220	$2,282	$2,282	$1,973	$1,952	$2,016		$2,289		$2,289
Paid claims	(286)	(362)	(648)	(438)	(439)	(335	)(6)	(503	)(8)	(1,715)
Increase in reserves	572	300	872	747	460	271	(6)	230	(8)	1,708

Ending Reserves	$2,506	$2,220	$2,506	$2,282	$1,973	$1,952		$2,016		$2,282

Beginning Reinsurance Recoverable(3)	$264	$351	$351	$463	$591	$634		$674		$674
Ceded paid claims	(83)	(109)	(192)	(170)	(196)	(99)		(75)		(540)
Increase in recoverable	45	22	67	58	68	56		35		217

Ending Reinsurance Recoverable	$226	$264	$226	$351	$463	$591		$634		$351

Loss Ratio(4)	369%	197%	283%	457%	263%	141%		138%		251%
Estimated Savings For Loss Mitigation Activities(5)	$130	$122	$252	$126	$158	$217		$233		$734

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Average direct net paid claim excludes the impact of reinsurance and negotiated servicer and GSE settlements.
(2)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(3)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(4)

The ratio of incurred losses and loss adjustment expense to net earned premiums. Excluding the GSE Alt-A business settlements in the first and second quarters of 2010, the loss ratio was 253% for the twelve months ended December 31, 2010 and 144% and 141% for the three months ended June 30, 2010 and March 31, 2010, respectively.

(5)

Loss mitigation activities include rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled pre-sales, claims curtailment and other loan workouts and claim mitigation actions. Estimated savings for rescissions represent the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings for loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. For non-cure related actions, including pre-sales, the estimated savings represent the difference between the full claim obligation and the actual amount paid.

(6)

Net paid claims and change in reserves include the impact of settlements that the company reached during the second quarter of 2010 with a GSE counterparty regarding certain bulk Alt-A business and with a servicer regarding rescissions.

(7)	Excluding the GSE Alt-A business and the servicer settlements in the second quarter of 2010, the average paid claim was approximately $45,800 in the second quarter of 2010.
(8)

In the first quarter of 2010, the company reached a settlement with a GSE counterparty regarding certain bulk Alt-A business. Net paid claims included $180 million and the change in reserves included a decrease of $185 million related to this settlement.

(9)	Excluding the GSE Alt-A business settlement in the first quarter of 2010, the average paid claim was approximately $49,100 in the first quarter of 2010.

GENWORTH FINANCIAL, INC.

PRELIMINARY STATISTICAL SUPPLEMENT—U.S. MORTGAGE INSURANCE

SECOND QUARTER 2011

Portfolio Quality Metrics

	2011		2010
	2Q	1Q	4Q	3Q	2Q	1Q
Risk In-Force by Credit Quality(1)

Primary by FICO Scores >679	67%	66%	66%	65%	65%	64%
Primary by FICO Scores 620-679	26%	27%	27%	27%	27%	28%
Primary by FICO Scores 575-619	5%	5%	5%	6%	6%	6%
Primary by FICO Scores <575	2%	2%	2%	2%	2%	2%

Flow by FICO Scores >679	66%	66%	66%	65%	65%	64%
Flow by FICO Scores 620-679	27%	27%	27%	27%	27%	28%
Flow by FICO Scores 575-619	5%	5%	5%	6%	6%	6%
Flow by FICO Scores <575	2%	2%	2%	2%	2%	2%

Bulk by FICO Scores >679	89%	89%	89%	88%	88%	87%
Bulk by FICO Scores 620-679	9%	9%	9%	10%	10%	11%
Bulk by FICO Scores 575-619	1%	1%	1%	1%	1%	1%
Bulk by FICO Scores <575	1%	1%	1%	1%	1%	1%

Primary A minus	5%	5%	5%	5%	5%	5%
Primary Sub-prime(2)	5%	5%	5%	5%	5%	5%

Primary Loans

Primary loans in-force	746,740	763,439	781,024	802,090	821,617	840,618
Primary delinquent loans	87,464	89,018	95,395	98,613	101,759	107,104
Primary delinquency rate	11.71%	11.66%	12.21%	12.29%	12.39%	12.74%

Flow loans in-force	658,251	673,276	687,964	705,754	723,301	735,564
Flow delinquent loans	84,442	85,758	92,225	95,567	98,771	102,389
Flow delinquency rate	12.83%	12.74%	13.41%	13.54%	13.66%	13.92%

Bulk loans in-force	88,489	90,163	93,060	96,336	98,316	105,054
Bulk delinquent loans	3,022	3,260	3,170	3,046	2,988	4,715
Bulk delinquency rate	3.42%	3.62%	3.41%	3.16%	3.04%	4.49%

A minus and sub-prime loans in-force	73,211	75,421	77,822	80,774	83,859	86,185
A minus and sub-prime delinquent loans	20,284	20,656	22,827	23,882	24,867	26,387
A minus and sub-prime delinquency rate	27.71%	27.39%	29.33%	29.57%	29.65%	30.62%

Pool Loans

Pool loans in-force	16,943	17,421	17,880	18,759	19,473	19,907
Pool delinquent loans	931	913	989	939	831	783
Pool delinquency rate	5.49%	5.24%	5.53%	5.01%	4.27%	3.93%

(1)	Loans with unknown FICO scores are included in the 620-679 category.
(2)	Excludes loans classified as A minus.

GENWORTH FINANCIAL, INC.

PRELIMINARY STATISTICAL SUPPLEMENT—U.S. MORTGAGE INSURANCE

SECOND QUARTER 2011

Portfolio Quality Metrics

	June 30, 2011			March 31, 2011			June 30, 2010
	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate
By Region
Southeast(2)	35%	22%	16.37%	34%	22%	16.26%	31%	23%	17.06%
South Central(3)	12	16	9.90%	13	16	10.01%	15	16	11.41%
Northeast(4)	12	14	11.71%	11	14	11.44%	10	14	10.85%
North Central(5)	11	12	11.36%	12	12	11.06%	12	11	11.50%
Pacific(6)	13	11	13.29%	14	11	13.64%	15	11	15.83%
Great Lakes(7)	7	9	8.49%	7	9	8.44%	7	9	9.08%
Plains(8)	3	6	7.75%	3	6	7.73%	3	6	7.59%
New England(9)	3	5	10.36%	3	5	10.43%	3	5	11.11%
Mid-Atlantic(10)	4	5	10.12%	3	5	10.09%	4	5	11.23%

Total	100%	100%	11.71%	100%	100%	11.66%	100%	100%	12.39%

By State
Florida	24%	7%	28.35%	23%	7%	28.09%	20%	8%	28.86%
Texas	3%	7%	7.61%	3%	7%	7.63%	3%	7%	8.80%
New York	5%	7%	9.71%	4%	7%	9.59%	4%	6%	8.88%
California	7%	5%	12.24%	7%	5%	12.89%	8%	5%	16.40%
Illinois	7%	5%	15.90%	8%	5%	15.44%	7%	5%	15.79%
Georgia	4%	4%	14.70%	4%	4%	15.12%	4%	4%	17.13%
North Carolina	3%	4%	10.93%	2%	4%	10.73%	2%	4%	11.12%
New Jersey	5%	4%	17.73%	4%	4%	17.53%	4%	4%	16.36%
Pennsylvania	2%	4%	10.81%	2%	4%	10.32%	2%	4%	10.34%
Ohio	2%	3%	8.00%	2%	3%	7.97%	2%	3%	7.85%

(1)	Total reserves were $2,506 million, $2,220 million and $1,952 million as of June 30, 2011, March 31, 2011 and June 30, 2010, respectively.
(2)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee
(3)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah
(4)	New Jersey, New York and Pennsylvania
(5)	Illinois, Minnesota, Missouri and Wisconsin
(6)	Alaska, California, Hawaii, Nevada, Oregon and Washington
(7)	Indiana, Kentucky, Michigan and Ohio
(8)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming
(9)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont
(10)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia

GENWORTH FINANCIAL, INC.

PRELIMINARY STATISTICAL SUPPLEMENT—U.S. MORTGAGE INSURANCE

SECOND QUARTER 2011

Portfolio Quality Metrics

(amounts in millions)

Primary Risk In-Force:	June 30, 2011	% of Total	March 31, 2011	% of Total	June 30, 2010	% of Total
Lender concentration (by original applicant)	$28,029		$28,543		$30,345
Top 10 lenders	14,000		14,322		15,098
Top 20 lenders	15,982		16,366		17,528

Loan-to-value ratio
95.01% and above	$7,065	25%	$7,181	25%	$7,633	25%
90.01% to 95.00%	9,740	35	9,875	35	10,491	35
80.01% to 90.00%	10,747	38	10,992	38	11,775	39
80.00% and below	477	2	495	2	446	1

Total	$28,029	100%	$28,543	100%	$30,345	100%

Loan grade
Prime	$25,296	90%	$25,730	90%	$27,220	90%
A minus and sub-prime	2,733	10	2,813	10	3,125	10

Total	$28,029	100%	$28,543	100%	$30,345	100%

Loan type(1)
First mortgages
Fixed rate mortgage
Flow	$26,914	96%	$27,384	96%	$29,152	96%
Bulk	519	2	538	2	486	2
Adjustable rate mortgage
Flow	575	2	600	2	684	2
Bulk	21	—	21	—	23	—
Second mortgages	—	—	—	—	—	—

Total	$28,029	100%	$28,543	100%	$30,345	100%

Type of documentation
Alt-A
Flow	$807	3%	$837	3%	$958	3%
Bulk	39	—	40	—	43	—
Standard(2)
Flow	26,682	95	27,147	95	28,878	95
Bulk	501	2	519	2	466	2

Total	$28,029	100%	$28,543	100%	$30,345	100%

Mortgage term
15 years and under	$462	2%	$459	2%	$369	1%
More than 15 years	27,567	98	28,084	98	29,976	99

Total	$28,029	100%	$28,543	100%	$30,345	100%

(1)	For loan type in this table, any loan with an interest rate that is fixed for an initial term of five years or more is categorized as a fixed rate mortgage.
(2)

Standard includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with historical and expected delinquency rates consistent with the company’s standard portfolio.

GENWORTH FINANCIAL, INC.

PRELIMINARY STATISTICAL SUPPLEMENT—U.S. MORTGAGE INSURANCE

SECOND QUARTER 2011

Portfolio Quality Metrics

(dollar amounts in millions)

	June 30, 2011
Policy Year	Average Rate(1)	% of Total Reserves(2)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total
2000 and prior	7.84%	1.3%	$1,876	1.6%	$481	1.7%
2001	7.58%	0.7	954	0.8	240	0.9
2002	6.64%	1.5	2,358	2.0	581	2.1
2003	5.65%	3.7	9,603	7.9	1,622	5.8
2004	5.88%	4.2	5,963	4.9	1,354	4.8
2005	5.98%	12.6	9,710	8.0	2,501	8.9
2006	6.49%	19.7	13,144	10.9	3,216	11.5
2007	6.56%	40.0	29,077	24.0	7,171	25.6
2008	6.15%	15.8	26,922	22.3	6,685	23.8
2009	5.08%	0.3	7,982	6.6	1,386	4.9
2010	4.66%	0.2	9,085	7.5	1,872	6.7
2011	4.63%	—	4,264	3.5	920	3.3

Total	6.08%	100.0%	$120,938	100.0%	$28,029	100.0%

	June 30, 2011
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(3)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	20,255	$193	$810	24%
4 - 11 payments in default	26,099	714	1,186	60%
12 payments or more in default	38,088	1,349	1,901	71%

Total	84,442	$2,256	$3,897	58%

	December 31, 2010
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(3)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	24,104	$152	$959	16%
4 - 11 payments in default	33,635	754	1,546	49%
12 payments or more in default	34,486	1,142	1,757	65%

Total	92,225	$2,048	$4,262	48%

Occupancy and Property Type	June 30, 2011	March 31, 2011
Occupancy Status % of Primary Risk In-Force
Primary residence	93.8%	93.7%
Second home	3.9	3.9
Non-owner occupied	2.3	2.4

Total	100.0%	100.0%

Property Type % of Primary Risk In-Force
Single family detached	85.8%	85.8%
Condominium and co-operative	11.4	11.3
Multi-family and other	2.8	2.9

Total	100.0%	100.0%

(1)	Average Annual Mortgage Interest Rate
(2)	Total reserves were $2,506 million as of June 30, 2011.
(3)	Direct flow case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

PRELIMINARY STATISTICAL SUPPLEMENT—U.S. MORTGAGE INSURANCE

SECOND QUARTER 2011

Portfolio Quality Metrics

(amounts in billions)

	FICO > 679		FICO 620 - 679(1)		FICO < 620		Total
	2011		2011		2011		2011
Primary Risk In-Force	2Q	1Q	2Q	1Q	2Q	1Q	2Q	1Q
Total Primary Risk In-Force	$18.7	$18.9	$7.3	$7.6	$2.0	$2.0	$28.0	$28.5
Delinquency rate(2)	7.4%	7.4%	18.7%	18.5%	28.1%	27.8%	11.7%	11.7%
2011 policy year	$0.8	$0.5	$0.1	$—	$—	$—	$0.9	$0.5
Delinquency rate	—%	—%	0.1%	—%	2.8%	—%	—%	—%
2010 policy year	$1.8	$1.8	$0.1	$0.1	$—	$—	$1.9	$1.9
Delinquency rate	0.1%	0.1%	0.4%	0.3%	2.8%	1.8%	0.1%	0.1%
2009 policy year	$1.3	$1.3	$0.1	$0.1	$—	$—	$1.4	$1.4
Delinquency rate	0.5%	0.4%	1.8%	1.8%	6.6%	5.6%	0.5%	0.5%
2008 policy year	$5.1	$5.2	$1.3	$1.4	$0.3	$0.3	$6.7	$6.9
Delinquency rate	6.5%	6.3%	14.9%	14.7%	24.9%	24.7%	8.9%	8.7%
2007 policy year	$4.0	$4.2	$2.3	$2.4	$0.8	$0.8	$7.1	$7.4
Delinquency rate	12.8%	12.6%	22.7%	22.6%	32.7%	32.5%	18.3%	18.2%
2006 policy year	$1.8	$1.9	$1.1	$1.1	$0.3	$0.3	$3.2	$3.3
Delinquency rate	13.9%	13.6%	22.5%	22.4%	29.0%	28.8%	18.3%	18.0%
2005 and prior policy year	$3.9	$4.0	$2.3	$2.5	$0.6	$0.6	$6.8	$7.1
Delinquency rate	7.8%	7.5%	17.4%	16.9%	23.9%	23.5%	11.9%	11.6%
Fixed rate mortgage	$18.4	$18.6	$7.1	$7.4	$1.9	$1.9	$27.4	$27.9
Delinquency rate	7.1%	7.1%	18.5%	18.3%	27.9%	27.6%	11.4%	11.4%
Adjustable rate mortgage	$0.3	$0.3	$0.2	$0.2	$0.1	$0.1	$0.6	$0.6
Delinquency rate	25.0%	24.8%	28.1%	27.4%	36.3%	36.1%	27.1%	26.7%
Loan-to-value > 95%	$3.8	$3.8	$2.5	$2.6	$0.8	$0.8	$7.1	$7.2
Delinquency rate	9.4%	9.3%	20.8%	20.7%	31.4%	31.3%	16.2%	16.1%
Alt-A(3)	$0.6	$0.6	$0.2	$0.3	$—	$—	$0.8	$0.9
Delinquency rate	18.7%	18.8%	32.9%	32.7%	33.3%	34.7%	23.0%	23.0%
Interest only and option ARMs	$1.4	$1.4	$0.5	$0.5	$0.1	$0.1	$2.0	$2.0
Delinquency rate	26.9%	26.9%	37.2%	37.3%	43.5%	42.7%	30.3%	30.3%

(1)	Loans with unknown FICO scores are included in the 620-679 category.
(2)	Delinquency rate represents the number of lender reported delinquencies divided by the number of remaining policies consistent with mortgage insurance practices.
(3)	Alt-A consists of loans with reduced documentation or verification of income or assets and a higher historical and expected delinquency rate than standard documentation loans.

GENWORTH FINANCIAL, INC.

PRELIMINARY STATISTICAL SUPPLEMENT—U.S. MORTGAGE INSURANCE

SECOND QUARTER 2011

Other Metrics—Bulk Risk In-Force

(dollar amounts in millions)

	June 30, 2011	March 31, 2011	June 30, 2010
GSE Alt-A
Risk in-force	$27	$27	$29
Average FICO score	732	732	732
Loan-to-value ratio	81%	81%	81%
Standard documentation(1)	11%	11%	11%
Stop loss	100%	100%	100%
Deductible	—%	—%	—%

FHLB
Risk in-force	$442	$459	$399
Average FICO score	757	757	755
Loan-to-value ratio	75%	75%	75%
Standard documentation(1)	97%	97%	97%
Stop loss	94%	94%	91%
Deductible	100%	100%	100%

Other
Risk in-force	$71	$73	$81
Average FICO score	692	692	692
Loan-to-value ratio	92%	92%	92%
Standard documentation(1)	97%	97%	97%
Stop loss	8%	8%	9%
Deductible	—%	—%	—%

Total Bulk Risk In-Force	$540	$559	$509

(1)

Standard documentation includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with the standard portfolio.

GENWORTH FINANCIAL, INC.

PRELIMINARY STATISTICAL SUPPLEMENT—U.S. MORTGAGE INSURANCE

SECOND QUARTER 2011

Aggregate Book Year Analysis Provided to Illustrate Directional Progression Toward Captive Attachment(1)

			June 30, 2011			March 31, 2011
Book Year(2)	Original Book Risk In-Force ($B)(3)	Progression To Attachment Point	Current Risk In-Force ($B)	Ever-To-Date Incurred Losses ($MM)(3)	Captive Benefits ($MM)	Current Risk In-Force ($B)	Ever-To-Date Incurred Losses ($MM)(3)	Captive Benefits ($MM)
2004		0%-50%	$—	$2		$—	$4
2004		50%-75%	0.1	10		0.2	29
2004		75%-99%	0.3	52		0.2	31
2004		Attached	0.3	71		0.3	44

2004 Total	$3.1		$0.7	$135	$13	$0.7	$108	$2

2005		0%-50%	$—	$1		$—	$1
2005		50%-75%	—	—		—	—
2005		75%-99%	—	—		—	1
2005		Attached	1.0	296		1.5	451

2005 Total	$2.5		$1.0	$297	1	$1.5	$453	2

2006		0%-50%	$—	$1		$—	$1
2006		50%-75%	—	—		—	—
2006		75%-99%	—	1		—	—
2006		Attached	1.0	384		1.6	640

2006 Total	$2.2		$1.0	$386	10	$1.6	$641	9

2007		0%-50%	$—	$1		$—	$1
2007		50%-75%	—	—		—	—
2007		75%-99%	—	—		—	1
2007		Attached	1.9	683		3.4	1,133

2007 Total	$3.2		$1.9	$684	2	$3.4	$1,135	4

2008		0%-50%	$0.1	$1		$0.3	$8
2008		50%-75%	0.2	12		0.2	8
2008		75%-99%	0.1	5		0.1	4
2008		Attached	0.8	156		1.3	161

2008 Total	$1.8		$1.2	$174	19	$1.9	$181	4

Captive Benefits In Quarter ($MM)					$45			$21

(1)

Data presented in aggregate for all trusts. Actual trust attachment and exit points will vary by individual lender contract. For purposes of this illustration, ever-to-date incurred losses equal current reserves plus ever-to-date paid claims. The information presented excludes quota share captive reinsurance data. Progress toward captive attachment is determined at a lender level for each book year by dividing ever-to-date incurred losses by original risk in-force for that book year.

(2)	Book year amounts may include loans from additional periods pursuant to reinsurance agreement terms and conditions.
(3)	Original book risk in-force and ever-to-date incurred losses include amounts for active captive books only.